UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2018

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38204	82-139674
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

c/o Draper Oakwood Investments, LLC

55 East 3rd Ave.

San Mateo, CA 94491

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (713) 213-7061

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION AND DISCLAIMER

AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC. (“DOTA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING SECURITIES OF DOTA, OR SIMULTANEOUSLY WITH THE BUSINESS COMBINATION, DOTA HOLDINGS LIMITED (“PUBCO”) IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION (THE “BUSINESS COMBINATION”) WITH REEBONZ LIMITED (“REEBONZ”), AS DESCRIBED IN THIS REPORT.

PUBCO INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A REGISTRATION STATEMENT ON FORM F-4 (THE “REGISTRATION STATEMENT”), WHICH WILL INCLUDE A PRELIMINARY PROXY STATEMENT OF DOTA AND A PROSPECTUS IN CONNECTION WITH THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WILL BE MAILED TO STOCKHOLDERS OF DOTA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. STOCKHOLDERS OF DOTA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH DOTA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT DOTA, REEBONZ, PUBCO AND THE BUSINESS COMBINATION, INCLUDING THE REORGANIZATION WHICH WILL RESULT IN THE CURRNT STOCKHOLDERS OF DOTA BECOMING STOCKHOLDERS OF PUBCO, A CAYMAN ISLANDS COMPANY. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: DRAPER OAKWOOD TECHNOLOGY CORPORATION, C/O DRAPER OAKWOOD INVESTMENTS, LLC, 55 EAST 3RD AVE., SAN MATEO, CA 94401. THESE DOCUMENTS, ONCE AVAILABLE, AND DOTA’S ANNUAL AND OTHER REPORTS AND PROXY STATEMENTS FILED WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

THIS REPORT AND THE EXHIBITS HERETO DO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, OR A SOLICITATION OF ANY VOTE OR APPROVAL, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

DOTA, PUBCO, REEBONZ AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF DOTA IN CONNECTION WITH THE BUSINESS COMBINATION TRANSACTION. STOCKHOLDERS OF DOTA AND OTHER INTERESTED PERSONS MAY OBTAIN MORE INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTION OF DOTA’S DIRECTORS AND OFFICERS IN DOTA’S FILINGS WITH THE SEC, INCLUDING DOTA’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR-ENDED DECEMBER 31, 2017, WHICH WAS FILED WITH THE SEC ON MARCH 29, 2018, AND QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2018, WHICH WAS FILED WITH THE SEC ON AUGUST 8, 2018. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL ALSO BE INCLUDED IN THE REGISTRATION STATEMENT OF PUBCO ON FORM F-4 (AND WILL BE INCLUDED IN THE RELATED DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SEC.

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CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, DOTA’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED HEREIN; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON A NUMBER OF ASSUMPTIONS, INCLUDING ASSUMPTIONS REGARDING THE ABILITY OF THE PARTIES TO SATISFY, IN A TIMELY MANNER, THE CONDITIONS CONTAINED IN THE BUSINESS COMBINATION AGREEMENT; THE RECEIPT OF ANY NECESSARY REGULATORY APPROVALS; GENERAL ECONOMIC CONDITIONS; THAT THE PARTIES’ RESPECTIVE BUSINESSES ARE ABLE TO OPERATE AS ANTICIPATED WITHOUT INTERRUPTIONS; COMPETITIVE CONDITIONS; AND CHANGES IN LAWS, RULES AND REGULATIONS APPLICABLE TO DOTA AND REEBONZ. ALTHOUGH MANAGEMENT OF DOTA AND REEBONZ BELIEVE THAT THE ASSUMPTIONS MADE AND EXPECTATIONS REPRESENTED BY SUCH STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCE THAT A FORWARD-LOOKING STATEMENT CONTAINED HEREIN WILL PROVE TO BE ACCURATE. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN AND EVEN IF SUCH ACTUAL RESULTS AND DEVELOPMENTS ARE REALIZED OR SUBSTANTIALLY REALIZED, THERE CAN BE NO ASSURANCE THAT THEY WILL HAVE THE EXPECTED CONSEQUENCES OR EFFECTS. FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS INCLUDE: NON-COMPLETION OF THE TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT, INCLUDING DUE TO THE PARTIES FAILING TO RECEIVE THE NECESSARY SHAREHOLDER, STOCK EXCHANGE AND REGULATORY APPROVALS OR THE INABILITY OF THE PARTIES TO SATISFY IN A TIMELY MANNER AND ON SATISFACTORY TERMS THE NECESSARY CONDITIONS; THE FAILURE TO MEET THE LISTING STANDARDS OF NASDAQ OR ANOTHER SECURITIES EXCHANGE FOLLOWING THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT; THE FAILURE OF REEBONZ TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE PRODUCTS OR SERVICES; THE NATURE OF REEBONZ’S BUSINESS IN THE LUXURY GOODS AND DIRECT SALES INDUSTRIES, AND THE EFFECTS OF ENFORCEMENT OF DOMESTIC OR FOREIGN LAWS RELATING TO THE LUXURY GOODS OR DIRECT SALES INDUSTRIES CHANGES IN GENERAL ECONOMIC CONDITIONS OR APPLICABLE LAWS, RULES AND REGULATIONS; AND OTHER FACTORS DETAILED FROM TIME TO TIME IN DOTA’S PERIODIC DISCLOSURE. ALL FORWARD-LOOKING STATEMENTS AND INFORMATION MADE HEREIN ARE BASED ON THE PARTIES’ CURRENT EXPECTATIONS AND NEITHER PARTY UNDERTAKES AN OBLIGATION TO REVISE OR UPDATE SUCH FORWARD LOOKING STATEMENTS AND INFORMATION TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

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THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN DOTA’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING DOTA, PUBCO AND REEBONZ, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO DOTA, PUBCO, REEBONZ, THEIR RESPECTIVE SECURITYHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NONE OF DOTA, PUBCO OR REEBONZ, NOR ANY OF THEIR RESPECTIVE SECURITYHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. DOTA’s stockholders, warrant holders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Terms, Effects and Consideration

On September 4, 2018, Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (“DOTA”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with DOTA Holdings Limited, a newly formed Cayman Islands exempted company (“Pubco”), DOTA Merger Subsidiary Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), Draper Oakwood Investments, LLC, a Delaware limited liability company, in the capacity as the Purchaser Representative thereunder (the “Purchaser Representative”), Reebonz Limited, a Singapore corporation (“Reebonz”), and the shareholders of Reebonz named therein (the “Sellers”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Merger Sub will merge with and into DOTA, with DOTA continuing as the surviving entity (the “Merger”), and with holders of DOTA securities receiving securities of Pubco, and (b) Pubco will (i) acquire all of the issued and outstanding capital shares of Reebonz from the Sellers in exchange for ordinary shares of Pubco, with Reebonz becoming a wholly-owned subsidiary of Pubco, and (ii) assume Reebonz’s outstanding options, warrants and other securities convertible into or that have the right to acquire Reebonz shares (the foregoing collectively, “Reebonz Convertible Securities”) (with equitable adjustments to the number and exercise price of such assumed Reebonz Convertible Securities) with the result that such assumed Reebonz Convertible Securities shall be exercisable or convertible into ordinary shares of Pubco (the transactions described in clauses (i) and (ii), the “Securities Exchange”, and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”). The Reebonz options to be assumed by Pubco will also be amended so that (1) they will be exercisable on a cashless basis, (2) 50% of any unvested Reebonz options will vest at the Closing and the balance will vest on the one year anniversary of the Closing, (3) all vested options (including those that accelerate) expire 15 months after Closing, and (4) all remaining unvested options expire 90 days after the one year anniversary of the Closing.

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The total consideration to be provided at the Closing by Pubco to the Sellers and the holders of in-the-money Reebonz Convertible Securities that are assumed by Pubco will be based on an enterprise value of Reebonz (the “Exchange Consideration” and the Pubco shares issuable to the Sellers, the “Exchange Shares”) of (i) US$252 million, less (ii) the aggregate amount of any outstanding indebtedness, net of cash and cash equivalents, of Reebonz and its subsidiaries (the “Target Companies”) as of the end of the last fiscal quarter for which there are auditor-reviewed financial statements as of the Closing, with the price per share of Reebonz shares determined on a fully diluted basis using such valuation. However, ten percent (10%) of the Exchange Shares otherwise issuable to the Sellers at the Closing (the “Holdback Shares”) will be held back and not issued until twelve (12) months after the Closing to the extent that the Holdback Shares are not used to satisfy the Sellers’ indemnification obligations under the Business Combination Agreement. For purposes of determining the number of Exchange Shares, each Pubco share will be valued at a price per share equal to the price at which each share of DOTA common stock is redeemed or converted pursuant to the redemption by DOTA of its public stockholders in connection with DOTA’s initial business combination, as required by its amended and restated certificate of incorporation (the “Redemption”).

In addition to the Exchange Consideration, the Sellers (but not holders of Reebonz Convertible Securities) will also have a contingent earnout right to receive up to an additional 1,000,000 Pubco shares (the “Earnout Shares”) after the Closing based on the consolidated revenues of Pubco and its subsidiaries, including the Target Companies, and Pubco’s stock price, during the calendar years 2019 and 2020 (each, an “Earnout Year”), as follows:

●	If during the calendar year ended December 31, 2019 (i) the consolidated revenue of Pubco and its subsidiaries (based on audited financial statements) is at least SGD$199,000,000 (Singapore Dollars), and (ii) the closing sale price of Pubco ordinary shares on its principal securities market equals or exceeds US$11.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period, then the Sellers shall be entitled to receive from Pubco, an earnout payment equal to 500,000 Earnout Shares.

●	If during the calendar year ended December 31, 2020 (i) the consolidated revenue of Pubco and its subsidiaries (based on audited financial statements) is at least SGD$290,000,000 (Singapore Dollars), and (ii) the closing sale price of Pubco ordinary shares on its principal securities market equals or exceeds US$13.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period, then the Sellers shall be entitled to receive from Pubco, an earnout payment equal to 500,000 Earnout Shares.

●	Both the revenue target and the stock price target must be met for the applicable Earnout Year; except that if the revenue target, but not the stock price target, is met for an Earnout Year, then if the stock price target for such Earnout Year is met in the subsequent year, the earnout payment for such Earnout Year will still be made promptly after it is determined in the subsequent year that such stock price target was met.

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Additionally, if after the Closing and prior to the later of (x) the 15 month anniversary of the Closing and (y) the 90th day after the 1 year anniversary of the Closing, there are any in-the-money Reebonz options assumed by Pubco that (i) were unvested at Closing and did not vest (and accordingly were forfeited) by such date or (ii) were not exercised prior to their expiration or termination, Pubco will issue to the Sellers (on a pro rata basis in accordance with their shareholdings immediately prior to the Closing) an additional number of Pubco shares equal to difference between the number of Pubco shares actually issued in exchange for Reebonz shares at the Closing and the number of shares that would have been issued to them had such unexercised options not been issued and outstanding at the time of the Closing.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by DOTA and Pubco, on the one hand, and Reebonz and the Sellers, on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. The representations and warranties are customary for transactions similar to the Transactions.

In the Business Combination Agreement, Reebonz made certain customary representations and warranties to DOTA and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits and licenses; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) suppliers; (24) ethical business practices; (25) Investment Company Act of 1940; (26) finders and brokers; (27) information supplied; and (28) disclosure. Each of the Sellers also made certain customary representations and warranties to DOTA and Pubco on a several and not joint basis, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; (3) ownership of the Reebonz shares to be acquired by Pubco; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) investment representations; and (8) finders and investment bankers.

In the Business Combination Agreement, DOTA made certain customary representations and warranties to Reebonz and the Sellers, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and financial statements; (7) absence of certain changes; (8) compliance with laws; (9) litigation, orders and permits and licenses; (10) taxes and returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with related persons; (15) Investment Company Act of 1940; (16) finders and investment bankers; (17) ethical business practices; (18) insurance; and (19) trust account. Additionally, Pubco also made certain customary representations and warranties to Reebonz and the Sellers, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary agreements; (3) governmental approvals; (4) non-contravention; (5) capitalization, (6) title and ownership of the Pubco shares to be issued to the Sellers; (7) Pubco and Merger Sub activities; (8) finders and investment bankers; and (9) Investment Company Act of 1940.

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Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding (1) the provision of access to their properties, books and personnel, (2) the operation of their respective businesses in the ordinary course of business, (3) DOTA public filings and Reebonz’s interim financial statements, (4) no insider trading, (5) notifications of certain breaches, consent requirements or other matters, (6) efforts to consummate the Closing and obtain third party and regulatory approvals, (7) further assurances, (8) public announcements, (9) confidentiality, (10) retention of documents and information, (11) indemnification of directors and officers, (12) use of trust proceeds after the Closing, and (13) efforts to support a private placement, if sought. Each party also agreed not to solicit or enter into any alternative competing transactions during the Interim Period.

The parties also agreed that they will take all necessary actions to cause Pubco’s board of directors immediately after the closing to be a classified board, with directors in each class serving three year terms, and consisting of five directors, two appointed by DOTA prior to the Closing (at least one of which will be independent under Nasdaq requirements) and three appointed by Reebonz prior to the Closing (at least two of which will be independent under Nasdaq requirements). The initial board after the Closing will designate the directors to serve until the annual meetings in the first, second and third years following the Closing. The parties also agreed that the individuals serving as the chief executive officer and chief financial officer of Reebonz will serve as the chief executive officer and chief financial officer of Pubco immediately after the Closing.

It is intended that Pubco will adopt three new equity incentive plans in connection with the Closing:

●	a plan to cover the options that are assumed from Reebonz at the Closing, which will be issued under substantially the same terms as they were immediately prior to the Closing, except with the amendments and modifications described in the second paragraph under the heading “General Terms, Effects and Consideration” above;

●	a management performance plan, which will provide for up to a total of 1,500,000 Pubco ordinary shares (subject to equitable adjustment) to be issued to participating management of Pubco and its subsidiaries if Pubco attains the same performance requirements for the 2019 and 2020 calendar years that apply to the Earnout Shares as described above (750,000 shares for each such calendar year); and

●	a public company equity incentive plan that will provide for awards relating to a number of Pubco shares equal to 10% of the aggregate number of Pubco shares issued and outstanding immediately after the Closing.

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DOTA and Pubco also agreed to prepare, with the assistance of Reebonz, and use their commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the Securities Act”) of the issuance of securities of Pubco to the holders of the DOTA securities and containing a proxy statement/prospectus for the purpose of soliciting proxies from the stockholders of DOTA for the matters relating to the Transaction to be acted on at the special meeting of the stockholders of DOTA and providing such holders an opportunity to participate in the Redemption.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the transactions contemplated thereby and related matters by the requisite vote of DOTA’s stockholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt of requisite regulatory approvals and specified third party consents; (iv) no law or order preventing or prohibiting the Transactions; (v) no pending litigation to enjoin or restrict the consummation of the Closing; (vi) DOTA having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption; (vii) the election or appointment of members to Pubco’s board of directors as described above; (viii) the effectiveness of the Registration Statement; and (ix) the assumption by Pubco of the Reebonz Convertible Securities, as described above.

In addition, unless waived by Reebonz, the obligations of Reebonz and the Sellers to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Purchaser and Pubco being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Purchaser, Pubco and Merger Sub having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to Purchaser or Pubco since the date of the Business Combination Agreement which is continuing and uncured; (iv) the shareholders of Pubco will have adopted a new amended and restated memorandum and articles of association in substantially the form attached to the Business Combination Agreement; and (v) Purchaser, Pubco and the other parties thereto will have amended, in substantially the forms attached to the Business Combination Agreement, Purchaser’s Registration Rights Agreement and Stock Escrow Agreement that were entered into by Purchaser at the time of its initial public offering, to among other matters, have such agreements apply to Pubco and the Pubco securities to be received by Purchaser’s shareholders that are parties to such agreements.

Unless waived by Purchaser and Pubco, the obligations of Purchaser, Pubco and Merger Sub to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Reebonz and the Sellers being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect); (ii) Reebonz and the Sellers having performed in all material respects the respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to any Target Company since the date of the Business Combination Agreement which is continuing and uncured; and (iv) the Lock-Up Agreements, Registration Rights Agreement, Non-Competition Agreements and acknowledgements from certain holders of Reebonz warrants and options shall be in full force and effect as of the Closing.

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Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of DOTA, Pubco and Reebonz; (ii) by written notice by either DOTA or Reebonz if the Closing has not occurred on or prior to December 18, 2018, (iii) by written notice by either DOTA or Reebonz if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iv) by written notice by the Company for Purchaser’s, Pubco’s or Merger Sub’s uncured breach, such that the related closing condition would not be satisfied; (v) by written notice by Purchaser or Pubco for the Company’s or any Seller’s uncured breach, such that the related closing condition; (vi) by DOTA or Pubco if there has been a Material Adverse Effect on any Target Company since the date of the Business Combination Agreement which is uncured and continuing; (vii) by written notice by either DOTA, Pubco or Reebonz if DOTA holds its stockholder meeting to approve the Business Combination Agreement and the Transactions and such approval is not obtained; and (viii) by written notice by Sellers holding at least 50.1% of Reebonz’s shares (on an as-converted to ordinary share basis) if the closing has not occurred on or prior to June 30, 2019.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, trust fund waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination. There are no termination fees in connection with the termination of the Business Combination Agreement.

Survival, Indemnification and Escrow

Only certain fundamental representations and warranties of Reebonz and the Sellers (representations relating to organization and standing, authorization and binding effect, capitalization, subsidiaries, ownership of the Reebonz shares, and finders and brokers) (the “Fundamental Reps”) and fraud claims survive the Closing, which Fundamental Reps and fraud claims survive for a period of 12 months after the Closing. All other representations and warranties of the parties, including any representations and warranties of Purchaser and Pubco, terminate as of and do not survive the Closing. The covenants and agreements of the parties to be performed prior to the Closing do not survive the Closing, and after the Closing the parties have no obligations with respect thereto. The parties’ covenants and agreements to be performed after the Closing survive until fully performed.

From and after the Closing, the Sellers and their respective successors and assigns are required to indemnify Pubco, Purchaser, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns from and against any losses from (a) the breach of any of Fundamental Reps, (b) fraud claims, (c) the breach of any of Reebonz’s or the Sellers’ respective covenants or Purchaser’s or Pubco’s post-closing covenants, or (d) any actions by persons who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company entity prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities.

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Any indemnification claims will be solely satisfied using the Holdback Shares, with such indemnification being on a pro rata basis among all Sellers (based on ownership of Reebonz’s shares immediately prior to the Closing), except that a breach of a representation, warranty or covenant of, or fraud claims relating to, a Seller will be solely borne by that Seller.

Draper Oakwood Investments, LLC, DOTA’s sponsor, is serving as the Purchaser Representative under the Business Combination Agreement, and in such capacity will represent the interests of Pubco’s shareholders (other than the Sellers) after the Closing with respect to certain matters under the Business Combination Agreement, including the determination of any indemnification claims made against the Sellers.

Trust Account Waiver and Seller Release

Reebonz and each of the Sellers have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in DOTA’s trust account held for its public stockholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Each Seller, on behalf of itself and its affiliates that own shares of such Seller, also provided a general release of the Target Companies, effective as of the Closing, other than its rights under the Business Combination Agreement and ancillary documents.

Governing Law and Dispute Resolution

The Business Combination Agreement is governed by New York law. Any disputes under the Business Combination Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Business Combination Agreement), will be subject to arbitration by the American Arbitration Association to be held in New York County, New York. Any claims that are brought before a court will be subject to the exclusive jurisdiction of the state and federal courts in New York, New York (and appellate courts thereof), and each party has waived its rights to a jury trial in connection therewith.

 A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

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Lock-Up Agreement

On September 4, 2018, each Seller entered into a Lock-Up Agreement with Pubco and the Purchaser Representative (each, a “Lock-Up Agreement”) with regard the Exchange Shares to be received by such Seller, such Lock-Up Agreement to become effective upon the Closing. In such Lock-Up Agreement, each Seller agreed that such Seller will not, during the period commencing from the Closing and ending on the first anniversary of the Closing (or if earlier, the date on which Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property), subject to earlier release with respect to 50% of the Exchange Shares if the closing sale price of Pubco shares equals or exceeds $12.50 per share (as equitably adjusted) for any 20 trading days within any 30 trading day period commencing after the Closing (such period, the “Lock-Up Period”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any of its Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of its Exchange Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). However, each Seller is allowed to transfer any of its Exchange Shares (other than its rights to the Holdback Shares prior to such shares being issued) by gift, will or intestate succession or to any immediate family member (or related trust), trustor or trust beneficiary, as a distribution to equity holders upon liquidation or to an affiliate or pursuant to a court order or settlement agreement in divorce; provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement. Additionally, each Seller is permitted to encumber its Exchange Shares (other than Holdback Shares) during the Lock-Up Period, but such encumbrance can only be enforced after the Lock-Up Period.

Registration Rights Agreement

On September 4, 2018, Pubco, the Purchaser Representative and the Sellers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with respect to the Exchange Shares and Earnout Shares to be received by the Sellers, such Registration Rights Agreement to become effective upon the Closing. Under the Registration Rights Agreement, the Sellers have registration rights that will obligate Pubco to register for resale under the Securities Act all or any portion of their Exchange Shares and Earnout Shares (together with any securities issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”), except that Registrable Securities that are subject to transfer restrictions in the Lock-Up Agreement may not be requested to be registered or registered until the end of the Lock-Up Period and the Holdback Shares may not be requested to be registered or registered until they are issued. Sellers holding a majority-in-interest of Registrable Securities will be entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, and other Sellers holding Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, Pubco proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, Pubco shall give notice to the Sellers holding Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, Sellers holding Registrable Securities will be entitled under the Registration Rights Agreement to request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 and any similar short-form registration that may be available at such time. Under the Registration Rights Agreement, Pubco will indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify Pubco and certain persons or entities related to Pubco, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

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Non-Competition Agreement

On September 4, 2018, certain Sellers who were executive officers or directors of Reebonz and held at least a 0.25% ownership interest in Reebonz each entered into a Non-Competition and Non-Solicitation Agreement (each, a “Non-Competition Agreement”) in favor of Pubco, DOTA and Reebonz and their respective present and future affiliates, successors and direct and indirect subsidiaries (collectively, the “Covered Parties”). Under each Non-Competition Agreement, for a period of two (2) years after the Closing (such period, the “Restricted Period”), the Seller party thereto has agreed that it will not and will not permit its affiliates to, without Pubco’s prior written consent, directly or indirectly engage in the business of online purchases and sales of luxury goods (the “Business”) (other than through a Covered Party) or own, manage or control, or participate in the ownership, management or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business in Southeast Asia, South Asia, North Asia, Australia, the Middle East and in any other markets in which the Covered Parties are engaged, or are actively contemplating becoming engaged, in the Business as of the Closing Date or during the Restricted Period. However, such Seller and its affiliates will be permitted under its Non-Competition Agreement to own passive investments of less than 5% of the total issued and outstanding equity interests of a competitor, so long as such Seller and its affiliates and their respective equity holders, directors, officers, managers and employees that were involved with the business of any Covered Party are not involved in the management or control of such competitor. Under each Non-Competition Agreement, the Seller party thereto and its affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, consultants and independent contractors, (ii) customers, and (iii) vendors, suppliers, distributors, agents or other service providers. Each such Seller will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

The form of the Lock-Up Agreement, the Registration Rights Agreement and the form of Non-Competition Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Lock-Up Agreement, Registration Rights Agreement and Non-Competition Agreement are qualified in their entirety by reference thereto.

Item 7.01. Regulation FD Disclosure.

On September 4, 2018, DOTA and Reebonz issued a joint press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 hereto is the investor presentation that will be used by DOTA.

The foregoing (including Exhibits 99.1and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of September 4, 2018, by and among Draper Oakwood Technology Acquisition, Inc., DOTA Holdings Limited, DOTA Merger Subsidiary Inc., Draper Oakwood Investments, LLC, in the capacity as the Purchaser Representative thereunder, Reebonz Limited and the shareholders of Reebonz named therein.

10.1	Form of Lock-Up Agreement, dated as of September 4, 2018, by and among DOTA Holdings Limited, Draper Oakwood Investments, LLC, in the capacity as the Purchaser Representative, and the shareholder of Reebonz Limited party thereto.

10.2	Registration Rights Agreement, dated as of September 4, 2018, by and among DOTA Holdings Limited, Draper Oakwood Investments LLC, in the capacity as the Purchaser Representative, and the shareholders of Reebonz Limited named therein.

10.3	Form of Non-Competition and Non-Solicitation Agreement, dated as of September 4, 2018, by and among the shareholder of Reebonz Limited party thereto, DOTA Holdings Limited, Draper Oakwood Technology Acquisition, Inc., Reebonz Limited and Draper Oakwood Investments LLC, in the capacity as the Purchaser Representative.

99.1	Press Release, dated as of September 4, 2018.

99.2	Investor Presentation.

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2018	Draper Oakwood Technology Acquisition, Inc.

	By:	/s/ Aamer Sarfraz
	Name:	Aamer Sarfraz
	Title:	Chief Executive Officer

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